UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-1444

DWS Value Equity Trust

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	07/31

Date of reporting period:	07/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

JULY 31, 2006

Annual Report
to Shareholders

DWS Equity Income Fund

Contents

Click Here Performance Summary

Click Here Information About Your Fund's Expenses

Click Here Portfolio Management Review

Click Here Portfolio Summary

Click Here Investment Portfolio

Click Here Financial Statements

Click Here Financial Highlights

Click Here Notes to Financial Statements

Click Here Report of Independent Registered Public Accounting Firm

Click Here Tax Information

Click Here Other Information

Click Here Shareholder Meeting Results

Click Here Trustees and Officers

Click Here Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

This fund is subject to stock market risk, meaning stocks in the fund may decline in value for extended periods of time due to the activities and financial prospects of individual companies, or due to general market and economic conditions. Additionally, this fund invests in individual bonds whose yields and market values fluctuate so that your investment may be worth more or less than its original cost. Bond investments are subject to interest-rate risk such that when interest rates rise, the prices of the bonds, and thus the value of the bond fund, can decline and the investor can lose principal value. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuation and changes in political/economic conditions and market risks. This may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Asset Management, Inc., Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary July 31, 2006

Classes A, B, C and Institutional

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had. Institutional Class shares are not subject to sales charges.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns (Unadjusted for Sales Charge, if any) as of 7/31/06
DWS Equity Income Fund	1-Year	Life of Fund*
Class A	8.31%	12.13%
Class B	7.31%	11.22%
Class C	7.33%	11.20%
Institutional Class	8.10%	12.08%
Russell 1000® Value Index+	11.59%	15.93%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

* The Fund commenced operations on August 29, 2003. Index returns began on August 31, 2003.

Net Asset Value and Distribution Information
	Class A	Class B	Class C	Institutional Class
Net Asset Value: 7/31/06	$ 12.26	$ 12.25	$ 12.24	$ 12.27
7/31/05	$ 12.12	$ 12.12	$ 12.11	$ 12.14
Distribution Information: Twelve Months: Income Dividends as of 7/31/06	$ .29	$ .19	$ .19	$ .28
Capital Gains as of 7/31/06	$ .52	$ .52	$ .52	$ .52
Class A Lipper Rankings — Equity Income Funds Category as of 7/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	111	of	226	49

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

The table shows returns on a before-tax and after-tax basis. All figures assume reinvestment of dividends and distributions (in the case of the after-tax returns, reinvested net of assumed tax rates). After-tax returns are shown for Class A only and will vary for Class B, C and Institutional Class. After-tax returns shown in the table below are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares. The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

Average Annual Total Returns (Adjusted for Maximum Sales Charge) as of 7/31/06
Class A	1-Year	Life of Fund*
Return before Taxes	2.08%	9.88%
Return after Taxes on Distributions	.50%	8.77%
Return after Taxes on Distributions and Sale of Fund Shares	2.11%	8.06%
Russell 1000® Value Index+	11.59%	15.93%

* The Fund commenced operations on August 29, 2003. Index returns began on August 31, 2003.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Equity Income Fund — Class A [] Russell 1000® Value Index+

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 7/31/06
DWS Equity Income Fund		1-Year	Life of Fund*
Class A	Growth of $10,000	$10,208	$13,170
	Average annual total return	2.08%	9.88%
Class B	Growth of $10,000	$10,431	$13,344
	Average annual total return	4.31%	10.38%
Class C	Growth of $10,000	$10,733	$13,637
	Average annual total return	7.33%	11.20%
Russell 1000® Value Index+	Growth of $10,000	$11,159	$15,392
	Average annual total return	11.59%	15.93%
DWS Equity Income Fund		1-Year	Life of Fund*
Institutional Class	Growth of $1,000,000	$1,081,000	$1,395,200
	Average annual total return	8.10%	12.08%
Russell 1000® Value Index+	Growth of $1,000,000	$1,115,900	$1,539,200
	Average annual total return	11.59%	15.93%

The growth of $10,000 and $1,000,000 is cumulative.

The minimum initial investment for Institutional Class shares is $1,000,000.

* The Fund commenced operations on August 29, 2003. Index returns began on August 31, 2003.

+ The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns during all periods shown reflects a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemptions of fund shares. Returns may differ by share class.

Average Annual Total Returns as of 7/31/06
DWS Equity Income Fund	1-Year	Life of Class*
Class S	8.30%	8.21%
Russell 1000® Value Index+	11.59%	11.98%

* The Class commenced operations on December 1, 2004. Index returns began on November 30, 2004.

Net Asset Value and Distribution Information
Class S
Net Asset Value: 7/31/06	$ 12.27
7/31/05	$ 12.13
Distribution Information: Twelve Months: Income Dividends as of 7/31/06	$ .29
Capital Gains as of 7/31/06	$ .52
Class S Lipper Rankings — Equity Income Funds Category as of 7/31/06
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	112	of	226	50

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

The table shows returns on a before-tax and after-tax basis. All figures assume reinvestment of dividends and distributions (in the case of the after-tax returns, reinvested net of assumed tax rates). After-tax returns shown in the table below are calculated using the historical highest individual federal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown in the table. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Return after Taxes on Distributions assumes that an investor holds fund shares at the end of the period. The number represents only the fund's taxable distributions, not a shareholder's gain or loss from selling fund shares. The Return after Taxes on Distributions and Sale of Fund Shares assumes that an investor sold his or her fund shares at the end of the period. The number reflects both the fund's taxable distributions and a shareholder's gain or loss from selling fund shares.

Average Annual Total Returns as of 7/31/06
Class S	1-Year	Life of Class*
Return before Taxes	8.30%	8.21%
Return after Taxes on Distributions	6.63%	6.58%
Return after Taxes on Distributions and Sale of Fund Shares	6.20%	6.35%
Russell 1000® Value Index+	11.59%	11.98%

* The Class commenced operations on December 1, 2004. Index returns began November 30, 2004.

Growth of an Assumed $10,000 Investment
[] DWS Equity Income Fund — Class S [] Russell 1000® Value Index+

Comparative Results as of 7/31/06
DWS Equity Income Fund		1-Year	Life of Class*
Class S	Growth of $10,000	$10,830	$11,400
	Average annual total return	8.30%	8.21%
Russell 1000® Value Index+	Growth of $10,000	$11,159	$12,076
	Average annual total return	11.59%	11.98%

The growth of $10,000 is cumulative.

* The Class commenced operations on December 1, 2004. Index returns began on November 30, 2004.

+ The Russell 1000® Value Index is an unmanaged index that consists of those stocks in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, the Fund limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (February 1, 2006 to July 31, 2006).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended July 31, 2006
Actual Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/06	$ 1,047.70	$ 1,042.50	$ 1,042.60	$ 1,047.70	$ 1,046.30
Expenses Paid per $1,000*	$ 4.92	$ 9.07	$ 9.01	$ 4.92	$ 5.48
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S	Institutional Class
Beginning Account Value 2/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 7/31/06	$ 1,019.98	$ 1,015.92	$ 1,015.97	$ 1,019.98	$ 1,019.44
Expenses Paid per $1,000*	$ 4.86	$ 8.95	$ 8.90	$ 4.86	$ 5.41

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.

Annualized Expense Ratios	Class A	Class B	Class C	Class S	Institutional Class
DWS Equity Income Fund	.97%	1.79%	1.78%	.97%	1.08%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

DWS Equity Income Fund: A Team Approach to Investing

Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Equity Income Fund. DeIM and its predecessors have more than 80 years of experience managing mutual funds and DeIM provides a full range of investment advisory services to institutional and retail clients. DeIM is also responsible for selecting brokers and dealers and for negotiating brokerage commissions and dealer charges.

Deutsche Asset Management is a global asset management organization that offers a wide range of investing expertise and resources. This well-resourced global investment platform brings together a wide variety of experience and investment insight across industries, regions, asset classes and investing styles.

DeIM is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual funds, retail, private and commercial banking, investment banking and insurance.

Portfolio Managers

David Hone, CFA

Director of Deutsche Asset Management and Lead Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 as an equity analyst for consumer cyclicals, consumer staples and financials.

Prior to that, eight years of experience as a senior underwriter for Chubb & Son.

Portfolio manager for US Large Cap Value Equity: New York.

Joined the fund in 2003.

BA, Villanova University.

Inna Okounkova

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Global Asset Allocation portfolio manager: New York.

Joined Deutsche Asset Management in 1999 as a quantitative analyst, becoming an associate portfolio manager in 2001.

Joined the fund in 2005.

BS, MS, Moscow State University; MBA, University of Chicago.

Andrew Cestone left the firm on August 1, 2006.

Steve Scrudato, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 2000 as a portfolio specialist, Large Cap Value: New York.

Prior to that, 11 years of experience as a product specialist and client service executive at Dreyfus Investment Advisors and various investment consulting and manager research positions at Diversified Investment Advisors and PaineWebber.

Joined the fund in 2004.

Gary Sullivan, CFA

Director of Deutsche Asset Management and Portfolio Manager of the fund.

Joined Deutsche Asset Management in 1996 and the fund in 2006. Served as the head of the High Yield group in Europe and as an Emerging Markets portfolio manager.

Prior to that, four years at Citicorp as a research analyst and structurer of collateralized mortgage obligations. Prior to Citicorp, served as an officer in the US Army from 1988 to 1991.

BS, United States Military Academy (West Point); MBA, New York University, Stern School of Business

Robert Wang

Managing Director of Deutsche Asset Management and Portfolio Manager of the fund.

Global Asset Allocation senior portfolio manager: New York.

Joined Deutsche Asset Management in 1995 as a senior fixed income portfolio manager after 13 years of experience at J.P. Morgan & Co. trading fixed income, derivatives and foreign exchange products.

Joined the fund in 2005.

BS, The Wharton School, University of Pennsylvania.

In the following interview, Lead Portfolio Manager David Hone discusses DWS Equity Income Fund's performance and strategy and the market environment during the 12-month period ended July 31, 2006.

Q: How would you describe the economic and market environment over the last 12 months?

A: The economy has demonstrated considerable resilience, despite a broad array of interrelated concerns including rising interest rates and inflation, war in the Middle East, terrorism, hurricanes and oil prices above $70 a barrel. Even in the face of these challenges, as well as a less vigorous housing market, consumer spending, which represents about two-thirds of the US economy, has continued reasonably strong. On the business side, productivity gains continue, and corporate earnings reports have been generally positive. Corporate finances are strong, and the capital stock is lean, which should support continued business investment, even as consumer demand moderates.

In August, the US Federal Reserve Board (the Fed) paused in its series of interest-rate hikes, demonstrating an effort to balance the risks of a sharp slowdown and rising inflation. We believe that the fundamentals are in place for inflation to remain modest and for the economy to settle into a growth path at or slightly below its long-term trend over the balance of this year and into 2007.

The stock market was choppy over the last 12 months, responding alternately to good and bad news, but most major indices had positive returns for the period. The Standard & Poor's 500 (S&P 500) Index, which is generally regarded as a good indicator of the broad stock market, had a return of 5.38% for the 12 months ended July 31, 2006.1 Value stocks, measured by the Russell 1000® Value Index, which had a return of 11.59%, performed much better than growth stocks; the Russell 1000® Growth Index posted a negative return of -0.76%.2 One important reason for the stronger performance of the value index is that it has a much higher proportion of energy stocks, approximately 14%, compared with approximately 3% in the growth index. Responding to rising oil prices, energy stocks were the best-performing sector by far over the last year.

1 The Standard & Poor's 500 (S&P 500) Index is an unmanaged capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Q: How did the fund perform during this period?

A: DWS Equity Income Fund (Class A shares) produced a total return of 8.31% for the 12 months ended July 31, 2006. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 9 for complete performance information.) The fund's return was below that of its benchmark, the Russell 1000® Value Index, which had a return of 11.59%. This performance ranked the fund in the 49th percentile of its peer group, the Lipper Equity Income Funds category, which had a median return of 8.32%.3

2 The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. As of the latest reconstitution, the average market capitalization was approximately $13.9 billion; the median market capitalization was approximately $4.9 billion. The smallest company in the index had an approximate market capitalization of $2.0 billion. The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values.

Index returns assume reinvestment of all distributions and, unlike funds returns, do no include fees or expenses. It is not possible to invest directly into an index.

3 The Lipper Equity Income Funds category includes funds that seek relatively high current income and growth of income by investing 65% or more of their portfolios in dividend-paying securities. The gross yield (or net yield) of these funds must be equal to at least 125% of the average gross yield (or net yield) of the US diversified equity funds universe. It is not possible to invest directly in a Lipper category.

Q: How would you describe the fund's objective and your investment process?

A: The fund seeks high income consistent with the preservation of capital and, secondarily, long-term growth of capital. Under normal circumstances, the fund invests at least 80% of its assets in a diversified portfolio of dividend-paying equity securities.4 At the end of the period, stocks represented approximately 90% of the fund's value, and all of the 63 stocks in the portfolio paid dividends.

4 Not all dividend income will necessarily receive favorable tax treatment.

The fund utilizes a value investing style emphasizing established companies that pay dividends and offer the prospects for future dividend payments and capital growth and whose current stock prices appear to be undervalued relative to the general market. We begin by screening for stocks with price-to-earnings ratios below the average for the S&P 500 Index. We then compare a company's stock price with its book value, cash flow and yield, and we analyze individual companies to identify those that are financially sound and appear to have strong potential for long-term growth. We assemble the fund's portfolio from among the most attractive stocks, drawing on analysis of economic outlooks for various sectors and industries. We will normally sell a security when we believe the income or growth potential of the security has changed or other investments offer better opportunities, or in the course of adjusting industry emphasis.

The fund holds modest positions in DWS bond funds to further enhance income and to provide additional diversification. The allocation of the fund's portfolio among debt, equity and cash is based on a diversified approach to asset allocation that combines uncorrelated styles and market views from multiple globally located investment teams within a rigorous quantitative framework.

Q: The fund's name was changed during the past year from DWS Tax Advantaged Dividend Fund to DWS Equity Income Fund. Has the "tax advantaged" element of the fund's management changed?

A: No. Federal tax legislation that went into effect in 2003 substantially reduced the income tax rate on stock dividend income. While the fund is not managed specifically for tax efficiency, at least 80% of the fund's assets are normally invested in a diversified portfolio of dividend-paying equity securities.5,6

5 Not all dividend income will necessarily receive the favorable tax treatment.

6 For tax dividends, the new tax rate is effective from 1/1/03 to 12/31/10. After 2010, tax rates revert to the pre-2003 tax law. For capital gains, the new permanent tax rate was effective for transactions after 5/5/03. These rates assume the highest personal income tax rate of 35%. Income tax rates may be lower for lower tax brackets. Tax rates on capital gains and stock dividends are lower for people in the 15% tax bracket or below. Please consult your tax advisor for more information about how the changes in tax rates affect your personal portfolio.

7 "Underweight" means the fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark.

At the end of the period, stocks represented approximately 90% of the fund's market value, and all of the 63 stocks in the portfolio paid dividends. To further enhance income potential and diversification, the remainder of the fund's assets may be invested in underlying DWS funds that hold income-producing debt securities, mainly high-yield bond sand government and investment-grade corporate bonds.

Q: Will you explain your investment choices and how they affected absolute and relative performance?

A: Favorable stock selection within the energy group contributed significantly to the fund's performance. The fund is actually underweight in energy relative to the Russell 1000® Value Index for two reasons: because energy stocks have performed well over the last few years, we find few value opportunities, and because energy stocks tend to have lower dividend yields than other sectors.7 The fund's performance benefited from our focus on drilling, exploration, production and refining. Energy holdings that were particularly strong were Marathon Oil Corp. and Hess Corp., both of which are involved in exploration, production and refining, and GlobalSantaFe Corp., a drilling company.

In the consumer staples sector, top-performing stocks included tobacco companies Altria Group, Inc. and UST, Inc., and spirits producer Diageo PLC, all of which are fairly defensive stocks. Tobacco industry leader Altria continued its good performance, with a pronounced rally in July on news of a favorable court ruling regarding tobacco liability. We purchased UST, which produces smokeless tobacco, at a time that bad news had caused the stock to weaken; this company's reinvigorated marketing has paid off in improved earnings and stock pricing. Diageo, a leading manufacturer and distributor of spirits, with brands such as Smirnoff, Johnnie Walker and Tanqueray, is benefiting from growing demand for premium spirits in the United States and internationally.

In the financials sector, performance benefited from strong stock selection, with an emphasis on quality stocks with high yields, particularly bank stocks. Holdings that performed well include Morgan Stanley, a leader in global investment banking, and JPMorgan Chase & Co., which is realizing the benefits of disciplines instituted by a new management team installed several years ago.

The negatives for performance related generally to issues specific to individual holdings. Carnival Corp., the leading cruise ship company, was hurt by rising oil prices and also by consumers' concerns about hurricanes in the Caribbean; we have reduced this position somewhat but continue to hold the stock. Station Casinos, Inc., is a stock that moved up after we bought it and then came back down on investor concerns about increased competition and the possibility of slowing population growth in Las Vegas. We continue to hold this stock, which has good fundamentals based on its large share of the local gambling market and its other resort-based businesses. Abercrombie & Fitch Co. is another stock that moved up and then back down on concerns about slowing consumer spending. We believe in the strength of this company's brands, especially Hollister, with the teen market, and we continue to hold the stock.

Q: What other comments do you have for shareholders?

A: The market has become more defensive over the last year, demonstrating more interest in dividend-oriented stocks, and this change helped performance of this fund. Dividend yield and dividend growth are the major characteristics of this portfolio's holdings. All of the stocks in the portfolio pay dividends, and we design the portfolio to have a higher yield than the composite yield on the stocks in the S&P 500 Index. Because a significant portion of the fund's return comes from dividend income, the fund is less sensitive to moves in the overall market than funds that rely mainly on capital appreciation for return; this means that the fund has a higher risk-adjusted return than many funds with lower yields.

We take a disciplined approach to investment selection, and we will not deviate from our commitment to quality, value and yield in the interest of short-term performance. We believe that this approach will enable this fund to perform well over the long term, especially since dividend income can reduce risk by providing a cushion against capital loss in down markets.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Asset Allocation	7/31/06	7/31/05

Common Stocks	90%	89%
DWS High Income Fund	5%	5%
DWS Core Fixed Income Fund	4%	4%
Cash Equivalents	1%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	7/31/06	7/31/05

Financials	34%	34%
Health Care	12%	10%
Energy	10%	11%
Telecommunication Services	10%	6%
Consumer Staples	9%	6%
Consumer Discretionary	8%	6%
Industrials	6%	6%
Utilities	5%	6%
Information Technology	4%	10%
Materials	2%	5%
	100%	100%

Asset allocation and sector diversification are subject to change.

Ten Largest Equity Holdings at July 31, 2006 (30.0% of Net Assets)
1. Bank of America Corp. Provider of commercial banking services	4.5%
2. ExxonMobil Corp. Explorer and producer of oil and gas	4.3%
3. JPMorgan Chase & Co. Provider of global financial services	3.9%
4. Citigroup, Inc. Provider of diversified financial services	2.9%
5. American International Group, Inc. Provider of insurance services	2.6%
6. Citizens Communications Co. Provider of diversified telecommunication services	2.6%
7. Morgan Stanley Provider of investment banking and brokerage services	2.5%
8. Wyeth Manufacturer of pharmaceutical and health care products	2.3%
9. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self medications	2.3%
10. Duke Energy Corp. Diversified multinational energy company	2.1%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 22. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. This form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of July 31, 2006

	Shares	Value ($)

Common Stocks 90.3%
Consumer Discretionary 6.9%
Hotels Restaurants & Leisure 1.4%
Carnival Corp.	8,100	315,576
Station Casinos, Inc.	28,700	1,574,482
		1,890,058
Media 1.2%
Regal Entertainment Group "A"	84,800	1,667,168
Multiline Retail 1.3%
Federated Department Stores, Inc.	50,264	1,764,769
Specialty Retail 3.0%
Abercrombie & Fitch Co. "A"	31,000	1,641,760
Limited Brands, Inc.	45,100	1,134,716
TJX Companies, Inc.	54,800	1,335,476
		4,111,952
Consumer Staples 8.0%
Beverages 1.6%
Diageo PLC (ADR)	31,100	2,186,952
Food & Staples Retailing 1.9%
CVS Corp.	69,900	2,287,128
Wal-Mart Stores, Inc.	8,600	382,700
		2,669,828
Food Products 0.9%
Unilever NV (NY Shares)	49,800	1,179,264
Tobacco 3.6%
Altria Group, Inc.	35,019	2,800,469
UST, Inc.	40,500	2,047,275
		4,847,744
Energy 9.5%
Energy Equipment & Services 1.2%
GlobalSantaFe Corp.	29,600	1,625,928
Oil, Gas & Consumable Fuels 8.3%
ConocoPhillips	16,574	1,137,639
ExxonMobil Corp.	86,739	5,875,700
Hess Corp.	26,400	1,396,560
Marathon Oil Corp.	31,100	2,818,904
		11,228,803
Financials 30.9%
Capital Markets 6.2%
Ameriprise Financial, Inc.	35,500	1,583,300
Merrill Lynch & Co., Inc.	33,500	2,439,470
Morgan Stanley	51,200	3,404,800
The Goldman Sachs Group, Inc.	6,100	931,775
		8,359,345
Commercial Banks 4.9%
PNC Financial Services Group, Inc.	24,142	1,710,219
SunTrust Banks, Inc.	25,519	2,012,684
U.S. Bancorp	29,500	944,000
Valley National Bancorp	39,830	1,034,385
Wachovia Corp.	18,600	997,518
		6,698,806
Diversified Financial Services 11.3%
Bank of America Corp.	117,504	6,054,981
Citigroup, Inc.	82,833	4,001,662
JPMorgan Chase & Co.	116,652	5,321,665
		15,378,308
Insurance 5.0%
Allstate Corp.	37,300	2,119,386
American International Group, Inc.	58,600	3,555,262
Lincoln National Corp.	20,000	1,133,600
		6,808,248
Real Estate Investment Trusts 1.0%
Host Hotels & Resorts, Inc. (REIT)	65,000	1,379,300
Thrifts & Mortgage Finance 2.5%
New York Community Bancorp., Inc.	82,700	1,350,491
Washington Mutual, Inc.	45,700	2,042,790
		3,393,281
Health Care 10.7%
Health Care Equipment & Supplies 1.9%
Baxter International, Inc.	60,507	2,541,294
Pharmaceuticals 8.8%
Abbott Laboratories	41,879	2,000,560
Bristol-Myers Squibb Co.	32,646	782,525
Merck & Co., Inc.	21,730	875,067
Novartis AG (ADR)	37,500	2,108,250
Pfizer, Inc.	118,400	3,077,216
Wyeth	63,660	3,085,600
		11,929,218
Industrials 5.0%
Aerospace & Defense 1.9%
Honeywell International, Inc.	67,559	2,614,533
Electrical Equipment 0.7%
Emerson Electric Co.	12,686	1,001,179
Industrial Conglomerates 2.4%
General Electric Co.	56,718	1,854,112
Textron, Inc.	15,009	1,349,459
		3,203,571
Information Technology 4.0%
Communications Equipment 1.6%
Nokia Oyj (ADR)	109,100	2,165,635
Computers & Peripherals 0.6%
Hewlett-Packard Co.	23,848	760,990
Semiconductors & Semiconductor Equipment 0.9%
Analog Devices, Inc.	9,400	303,902
Texas Instruments, Inc.	33,184	988,219
		1,292,121
Software 0.9%
Microsoft Corp.	49,500	1,189,485
Materials 1.8%
Chemicals 0.7%
PPG Industries, Inc.	14,315	880,945
Containers & Packaging 1.1%
Packaging Corp. of America	67,000	1,536,310
Telecommunication Services 8.9%
Diversified Telecommunication Services 7.8%
AT&T, Inc.	40,200	1,205,598
BellSouth Corp.	66,600	2,608,722
Citizens Communications Co.	275,300	3,532,099
Verizon Communications, Inc.	80,500	2,722,510
Windstream Corp.	36,789	460,962
		10,529,891
Wireless Telecommunication Services 1.1%
ALLTEL Corp.	28,300	1,561,311
Utilities 4.6%
Electric Utilities 1.4%
FPL Group, Inc.	42,718	1,842,855
Multi-Utilities 3.2%
Duke Energy Corp.	93,800	2,844,016
SCANA Corp.	39,400	1,575,607
		4,419,623
Total Common Stocks (Cost $111,035,214)		122,658,715

Open End Investment Companies 8.8%
DWS Core Fixed Income Fund "Institutional" (a)	496,729	5,225,593
DWS High Income Fund "Institutional" (a)	1,252,979	6,678,379
Total Open End Investment Companies (Cost $12,022,191)		11,903,972

Cash Equivalents 1.0%
Cash Management QP Trust, 5.3% (b) (Cost $1,403,904)	1,403,904	1,403,904
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $124,461,309)+	100.1	135,966,591
Other Assets and Liabilities, Net	(0.1)	(115,496)
Net Assets	100.0	135,851,095

+ The cost for federal income tax purposes was $125,261,742. At July 31, 2006, net unrealized appreciation for all securities based on tax cost was $10,704,849. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,256,887 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,552,038.

(a) DWS Core Fixed Income Fund and DWS High Income Fund, affiliated funds, are managed by Deutsche Asset Management, Inc. and Deutsche Investment Management Americas Inc., respectively.

(b) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

ADR: American Depositary Receipt

REIT: Real Estate Investment Trust

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of July 31, 2006
Assets
Investments: Investments in securities, at value (cost $111,035,214)	$ 122,658,715
Investment in DWS Core Fixed Income Fund (cost $5,255,064)	5,225,593
Investment in DWS High Income Fund (cost $6,767,127)	6,678,379
Investment in Cash Management QP Trust (cost $1,403,904)	1,403,904
Total investments in securities, at value (cost $124,461,309)	135,966,591
Cash	10,000
Receivable for investments sold	1,781,405
Receivable for Fund shares sold	57,100
Dividends receivable	127,131
Interest receivable	8,924
Foreign taxes recoverable	102
Other assets	13,569
Total assets	137,964,822
Liabilities
Payable for investments purchased	1,360,010
Payable for Fund shares redeemed	504,884
Accrued management fee	54,710
Other accrued expenses and payables	194,123
Total liabilities	2,113,727
Net assets, at value	$ 135,851,095
Net Assets
Net assets consist of: Undistributed net investment income	160,356
Net unrealized appreciation (depreciation) on investments	11,505,282
Accumulated net realized gain (loss)	5,068,200
Paid-in capital	119,117,257
Net assets, at value	$ 135,851,095

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of July 31, 2006 (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($69,436,633 ÷ 5,665,766 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.26
Maximum offering price per share (100 ÷ 94.25 of $12.26)	$ 13.01

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($22,174,439 ÷ 1,809,517 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.25

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($40,843,502 ÷ 3,335,599 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)

$ 12.24
Class S Net Asset Value, offering and redemption price(a) per share ($946,932 ÷ 77,197 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.27
Institutional Class Net Asset Value, offering and redemption price(a) per share ($2,449,589 ÷ 199,598 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized)	$ 12.27

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2.00% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended July 31, 2006
Investment Income
Income: Dividends (net of foreign taxes withheld of $42,760)	$ 3,991,169
Dividends from DWS affiliated mutual funds	918,043
Interest — Cash Management QP Trust	105,268
Total Income	5,014,480
Expenses: Management fee	1,084,819
Administration fee	11,425
Services to shareholders	222,703
Custodian and accounting fees	111,222
Distribution service fees	850,409
Auditing	52,016
Legal	52,558
Trustees' fees and expenses	5,377
Reports to shareholders and shareholder meeting	85,293
Registration fees	66,576
Other	13,690
Total expenses before expense reductions	2,556,088
Expense reductions	(596,056)
Total expenses after expense reductions	1,960,032
Net investment income	3,054,448
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from investments	5,202,588
Capital gain distributions from DWS affiliated mutual funds	14,246
5,216,834
Net unrealized appreciation (depreciation) during the period on investments	2,371,245
Net gain (loss) on investment transactions	7,588,079
Net increase (decrease) in net assets resulting from operations	$ 10,642,527

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended July 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income	$ 3,054,448	$ 4,321,330
Net realized gain (loss) on investment transactions	5,216,834	6,575,125
Net unrealized appreciation (depreciation) during the period on investment transactions	2,371,245	7,974,546
Net increase (decrease) in net assets resulting from operations	10,642,527	18,871,001
Distributions to shareholders from: Net investment income: Class A	(1,840,267)	(2,521,820)
Class B	(357,607)	(524,076)
Class C	(695,110)	(1,226,957)
Class S	(18,682)	(8,685)
Institutional Class	(52,598)	(59,109)
Net realized gains: Class A	(3,382,795)	(963,623)
Class B	(987,805)	(270,830)
Class C	(1,935,077)	(653,839)
Class S	(30,858)	(579)
Institutional Class	(96,386)	(18,788)
Fund share transactions: Proceeds from shares sold	12,097,131	39,393,851
Reinvestment of distributions	7,201,975	4,558,859
Cost of shares redeemed	(43,028,523)	(34,730,218)
Redemption fees	661	1,165
Net increase (decrease) in net assets from Fund share transactions	(23,728,756)	9,223,657
Increase (decrease) in net assets	(22,483,414)	21,846,352
Net assets at beginning of period	158,334,509	136,488,157
Net assets at end of period (including undistributed net investment income of $160,356 and $173,225, respectively)	$ 135,851,095	$ 158,334,509

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended July 31,	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.12	$ 11.11	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.29	.39	.25
Net realized and unrealized gain (loss) on investment transactions	.66	1.16	1.04
Total from investment operations	.95	1.55	1.29
Less distributions from: Net investment income	(.29)	(.39)	(.18)
Net realized gain on investment transactions	(.52)	(.15)	—
Total distributions	(.81)	(.54)	(.18)
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 12.26	$ 12.12	$ 11.11
Total Return (%)[c,d]	8.31	14.35	12.83**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	69	84	70
Ratio of expenses before expense reductions (%)	1.41	1.32	1.32*
Ratio of expenses after expense reductions (%)	.97	.95	.95*
Ratio of net investment income (%)	2.46	3.29	2.60*
Portfolio turnover rate (%)	61	67	17*

[a] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class B Years Ended July 31,	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.12	$ 11.10	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.20	.29	.17
Net realized and unrealized gain (loss) on investment transactions	.64	1.17	1.04
Total from investment operations	.84	1.46	1.21
Less distributions from: Net investment income	(.19)	(.29)	(.11)
Net realized gain on investment transactions	(.52)	(.15)	—
Total distributions	(.71)	(.44)	(.11)
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 12.25	$ 12.12	$ 11.10
Total Return (%)[c,d]	7.31	13.39	12.13**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	22	23	18
Ratio of expenses before expense reductions (%)	2.18	2.09	2.10*
Ratio of expenses after expense reductions (%)	1.79	1.77	1.77*
Ratio of net investment income (%)	1.64	2.47	1.78*
Portfolio turnover rate (%)	61	67	17*

[a] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class C Years Ended July 31,	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.11	$ 11.09	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.20	.29	.17
Net realized and unrealized gain (loss) on investment transactions	.64	1.17	1.03
Total from investment operations	.84	1.46	1.20
Less distributions from: Net investment income	(.19)	(.29)	(.11)
Net realized gain on investment transactions	(.52)	(.15)	—
Total distributions	(.71)	(.44)	(.11)
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 12.24	$ 12.11	$ 11.09
Total Return (%)[c,d]	7.33	13.41	12.04**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	41	49	46
Ratio of expenses before expense reductions (%)	2.16	2.08	2.07*
Ratio of expenses after expense reductions (%)	1.78	1.76	1.76*
Ratio of net investment income (%)	1.65	2.48	1.79*
Portfolio turnover rate (%)	61	67	17*

[a] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return does not reflect the effect of any sales charges.

[d] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Class S Years Ended July 31,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.13	$ 11.99
Income (loss) from investment operations: Net investment income[b]	.29	.26
Net realized and unrealized gain (loss) on investment transactions	.66	.35
Total from investment operations	.95	.61
Less distributions from: Net investment income	(.29)	(.32)
Net realized gain on investment transactions	(.52)	(.15)
Total distributions	(.81)	(.47)
Redemption fees	.00***	.00***
Net asset value, end of period	$ 12.27	$ 12.13
Total Return (%)[c]	8.30	5.27**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1.68
Ratio of expenses before expense reductions (%)	1.38	1.42*
Ratio of expenses after expense reductions (%)	.97	.95*
Ratio of net investment income (%)	2.46	3.22*
Portfolio turnover rate (%)	61	67

[a] For the period from December 1, 2004 (commencement of operations of Class S shares) to July 31, 2005.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Institutional Class Years Ended July 31,	2006	2005	2004[a]
Selected Per Share Data
Net asset value, beginning of period	$ 12.14	$ 11.12	$ 10.00
Income (loss) from investment operations: Net investment income[b]	.28	.37	.24
Net realized and unrealized gain (loss) on investment transactions	.65	1.19	1.05
Total from investment operations	.93	1.56	1.29
Less distributions from: Net investment income	(.28)	(.39)	(.17)
Net realized gain on investment transactions	(.52)	(.15)	—
Total distributions	(.80)	(.54)	(.17)
Redemption fees	.00***	.00***	—
Net asset value, end of period	$ 12.27	$ 12.14	$ 11.12
Total Return (%)[c]	8.10	14.27	12.95**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	2	2	2
Ratio of expenses before expense reductions (%)	1.16	1.12	1.05*
Ratio of expenses after expense reductions (%)	1.07	1.05	1.05*
Ratio of net investment income (%)	2.36	3.19	2.50*
Portfolio turnover rate (%)	61	67	17*

[a] For the period from August 29, 2003 (commencement of operations) to July 31, 2004.

[b] Based on average shares outstanding during the period.

[c] Total return would have been lower had certain expenses not been reduced.

* Annualized

** Not annualized

*** Amount is less than $.005.

Notes to Financial Statements

A. Significant Accounting Policies

DWS Equity Income Fund (formerly Scudder Tax Advantaged Dividend Fund) (the "Fund") is a diversified series of DWS Value Equity Trust (formerly Value Equity Trust) (the "Trust") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment management company organized as a Massachusetts business trust.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Institutional Class shares are offered to a limited group of investors, are not subject to initial or contingent deferred sales charges and have lower ongoing expenses than other classes. Class S shares are not subject to initial or contingent deferred sales charges and are no longer available to new investors except under certain circumstances. (Please refer to the Fund's Statement of Additional Information.)

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

In July 2006, the Financial Accounting Standards Board (FASB) issued Interpretation No. 48, "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. Management will begin to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income is declared and distributed to shareholders quarterly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At July 31, 2006, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed ordinary income*	$ 160,356
Undistributed long-term capital gains	$ 5,868,633
Net unrealized appreciation (depreciation) on investments	$ 10,704,849

In addition, the tax character of distributions paid to shareholders by the Fund is summarized as follows:

	Years Ended July 31,
	2006	2005
Distributions from ordinary income*	$ 4,805,749	$ 6,000,310
Distributions from long-term capital gains	$ 4,591,436	$ 247,996

* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Trust arising in connection with a specific fund are allocated to that fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the funds in the Trust.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended July 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $93,124,630 and $120,869,278, respectively.

C. Related Parties

Management Agreement. Under the Amended and Restated Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DeIM" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Prior to July 1, 2006, in addition to the portfolio management services, the Advisor provided certain administrative services in accordance with the Management Agreement. For the period from August 1, 2005 through June 30, 2006, the management fee payable under the Management Agreement was equal to an annual rate as follows:

Annual Management Fee Rate
First $250 million of the Fund's average daily net assets	0.750%
Next $750 million of such net assets	0.720%
Next $1.5 billion of such net assets	0.700%
Next $2.5 billion of such net assets	0.680%
Next $2.5 billion of such net assets	0.650%
Next $2.5 billion of such net assets	0.640%
Next $2.5 billion of such net assets	0.630%
Over $12.5 billion of such net assets	0.620%

Effective July 1, 2006, under the Amended and Restated Investment Management Agreement with the Advisor, the Fund pays a monthly investment management fee based on the Fund's average daily net assets accrued daily and payable monthly, at the the following annual rate:

Annual Management Fee Rate
First $250 million of the Fund's average daily net assets	0.665%
Next $750 million of such net assets	0.635%
Next $1.5 billion of such net assets	0.615%
Next $2.5 billion of such net assets	0.595%
Next $2.5 billion of such net assets	0.565%
Next $2.5 billion of such net assets	0.555%
Next $2.5 billion of such net assets	0.545%
Over $12.5 billion of such net assets	0.535%

The Fund did not impose a portion of its advisory fees by an amount equal to the amount of management fee borne by the Fund as a shareholder of the DWS Core Fixed Income Fund and the DWS High Income Fund ("DWS affiliated mutual funds").

For the period from August 1, 2005 through June 30, 2006, the Advisor had contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding expenses such as extraordinary expenses, proxy/shareholder meeting costs, taxes, brokerage, interest, Rule 12b-1 distribution and/or service fees and trustee and trustee counsel fees and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	.95%
Class B	1.77%
Class C	1.76%
Class S	.95%
Institutional Class	1.05%

Effective July 1, 2006 through September 30, 2006, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest and organizational and offering expenses) to the extent necessary to maintain the annual expenses of each class as follows:

Class A	.948%
Class B	1.768%
Class C	1.758%
Class S	.948%
Institutional Class	1.068%

Accordingly, for the year ended July 31, 2006, the Advisor waived a portion of its management fee aggregating $93,067 and the amount charged aggregated $991,752, which was equivalent to an annual effective rate of 0.68% of the Fund's average daily net assets.

In addition, under this arrangement, the Advisor reimbursed the Fund $6,223 of other expenses.

Administration Fee. Effective July 1, 2006, the Fund entered into an Administrative Services Agreement with the Advisor, pursuant to which the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the period from July 1, 2006 through July 31, 2006, the Advisor received an Administration Fee of $11,425, all of which is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class A, B, C and Institutional Class shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), a subsidiary of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC have delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the year ended July 31, 2006, the amounts charged to the Fund by DWS-SISC and DWS-SSC were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at July 31, 2006
Class A	$ 88,685	$ 88,685	$ —
Class B	26,563	26,563	—
Class C	44,959	44,959	—
Class S	2,636	2,636	—
Institutional Class	2,828	579	474
	$ 165,671	$ 163,422	$ 474

DWS Scudder Fund Accounting Corporation ("DWS-SFAC"), an affiliate of the Advisor, is responsible for computing the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. DWS-SFAC had retained State Street Bank and Trust Company to provide certain administrative, fund accounting and record-keeping services to the Fund. Effective July 1, 2006, these fees are now paid under the Administrative Services Agreement. For the period from August 1, 2005 though June 30, 2006, the amounts charged to the Fund by DWS-SFAC for accounting services aggregated $95,851, of which $668 is unpaid at July 31, 2006.

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc. ("DWS-SDI"), a subsidiary of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended July 31, 2006, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at July 31, 2006
Class B	$ 170,392	$ 13,902
Class C	329,101	26,007
	$ 499,493	$ 39,909

In addition, DWS-SDI provides information and administrative services ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pay these fees based upon the assets of shareholder accounts the firms service. For the year ended July 31, 2006, the Service Fee was as follows:

Service Fee	Total Aggregated	Waived	Unpaid at July 31, 2006	Annual Effective Rate
Class A	$ 188,307	$ 188,308	$ —	.00%
Class B	55,225	47,990	6,000.07%
Class C	107,384	92,873	6,900.06%
	$ 350,916	$ 329,171	$ 12,900

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended July 31, 2006 aggregated $12,690.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended July 31, 2006, the CDSC for Class B and C shares aggregated $61,324 and $6,068, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the year ended July 31, 2006, DWS-SDI received $2,998.

Typesetting and Filing Service Fees. Under an agreement with DeIM, DeIM is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended July 31, 2006, the amount charged to the Fund by DeIM included in reports to shareholders aggregated $23,460, of which $6,600 is unpaid.

Trustees' Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each fund in the Fund Complex for which he or she serves. In addition, the Chairman of the Board and the Chairman of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such funds described above in direct proportion to their relative net assets.

Other. To gain exposure to debt securities, the Fund may purchase debt securities directly or invest in the DWS affiliated mutual funds. The Advisor does not impose a portion of its management fee by an amount equal to the amount of management fee borne by the Fund as a shareholder of the DWS affiliated mutual funds. Distributions from the DWS affiliated mutual funds to the Fund for the year ended July 31, 2006 were as follows:

Distributions from:	DWS Core Fixed Income Fund	DWS High Income Fund
Income	$ 318,067	$ 599,976
Capital Gains	14,246	—
	$ 332,313	$ 599,976

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust"), and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated Fund's investments in the QP Trust.

D. Expense Reductions

For the year ended July 31, 2006, the Advisor agreed to reimburse the Fund $3,900 which represents a portion of the fee savings expected to be realized by the Advisor related to the outsourcing by the Advisor of certain administrative services to an unaffiliated service provider.

In addition, the Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended July 31, 2006, the custodian fee was reduced by $273 for custodian credits earned.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Year Ended July 31, 2006		Year Ended July 31, 2005
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	589,474	$ 7,061,761	2,019,241	$ 23,775,499
Class B	109,942	1,314,177	454,997	5,344,055
Class C	266,199	3,165,365	728,498	8,561,425
Class S	31,400	379,201	61,034*	725,905*
Institutional Class	14,726	176,627	83,523	986,967
		$ 12,097,131		$ 39,393,851
Shares issued to shareholders in reinvestment of distributions
Class A	341,611	$ 3,992,076	225,616	$ 2,642,373
Class B	91,458	1,068,164	53,310	625,381
Class C	167,711	1,956,977	102,926	1,206,535
Class S	3,569	41,757	709*	8,385*
Institutional Class	12,216	143,001	6,513	76,185
		$ 7,201,975		$ 4,558,859
Shares redeemed
Class A	(2,163,283)	$ (25,750,917)	(1,632,837)	$ (19,064,852)
Class B	(321,317)	(3,846,636)	(189,539)	(2,236,005)
Class C	(1,108,848)	(13,239,070)	(1,009,699)	(11,914,192)
Class S	(13,429)	(160,525)	(6,086)*	(72,147)*
Institutional Class	(2,640)	(31,375)	(122,428)	(1,443,022)
		$ (43,028,523)		$ (34,730,218)
Redemption fees		$ 661		$ 1,165
Net increase (decrease)
Class A	(1,232,198)	$ (14,696,925)	612,020	$ 7,353,620
Class B	(119,917)	(1,464,013)	318,768	3,733,597
Class C	(674,938)	(8,116,504)	(178,275)	(2,145,851)
Class S	21,540	260,433	55,657*	662,147*
Institutional Class	24,302	288,253	(32,392)	(379,856)
		$ (23,728,756)		$ 9,223,657

* For the period from December 1, 2004 (commencement of operations of Class S shares) to July 31, 2005.

F. Line of Credit

The Fund and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

G. Regulatory Matters and Litigation

Market Timing Related Regulatory and Litigation Matters. Since at least July 2003, federal, state and industry regulators have been conducting ongoing inquiries and investigations ("inquiries") into the mutual fund industry, and have requested information from numerous mutual fund companies, including DWS Scudder. The DWS funds' advisors have been cooperating in connection with these inquiries and are in discussions with the regulators concerning proposed settlements. Publicity about mutual fund practices arising from these industry-wide inquiries serves as the general basis of a number of private lawsuits against the DWS funds. These lawsuits, which previously have been reported in the press, involve purported class action and derivative lawsuits, making various allegations and naming as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making allegations similar to these lawsuits regarding market timing, revenue sharing, fund valuation or other subjects arising from or related to the pending inquiries. It is not possible to determine with certainty what the outcome of these inquiries will be or what the effect, if any, would be on the funds or their advisors.

With respect to the lawsuits, based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

With respect to regulatory matters, Deutsche Asset Management ("DeAM") has advised the funds as follows:

DeAM expects to reach final agreements with regulators in 2006 regarding allegations of improper trading in the DWS funds. DeAM expects that it will reach settlement agreements with the Securities and Exchange Commission ("SEC"), the New York Attorney General and the Illinois Secretary of State providing payment of disgorgement, penalties, and investor education contributions totaling approximately $134 million. Approximately $127 million of this amount would be distributed to shareholders of the affected DWS funds in accordance with a distribution plan to be developed by an independent distribution consultant. DeAM does not believe that any of the DWS funds will be named as respondents or defendants in any proceedings. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Based on the settlement discussions thus far, DeAM believes that it will be able to reach a settlement with the regulators on a basis that is generally consistent with settlements reached by other advisors, taking into account the particular facts and circumstances of market timing at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. Among the terms of the expected settled orders, DeAM would be subject to certain undertakings regarding the conduct of its business in the future, including maintaining existing management fee reductions for certain funds for a period of five years. DeAM expects that these settlements would resolve regulatory allegations that it violated certain provisions of federal and state securities laws (i) by entering into trading arrangements that permitted certain investors to engage in market timing in certain DWS funds and (ii) by failing more generally to make adequate measures to prevent market timing in the DWS funds, primarily during the 1999-2001 period. With respect to the trading arrangements, DeAM expects that the settlement documents will include allegations related to one legacy DeAM arrangement, as well as three legacy Scudder and six legacy Kemper arrangements. All of these trading arrangements originated in businesses that existed prior to the current DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved the trading arrangements.

There is no certainty that the final settlement documents will contain the foregoing terms and conditions. The independent Trustees/ Directors of the DWS funds have carefully monitored these regulatory investigations with the assistance of independent legal counsel and independent economic consultants.

Other Regulatory Matters. The Staff of the SEC has informed counsel for Deutsche Investment Management Americas Inc. ("DeIM"), Deutsche Asset Management, Inc. ("DeAM, Inc.") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.), who in turn have informed the DWS funds that on August 29, 2006, the SEC approved an offer of settlement in which DeIM, DeAM, Inc. and SDI would settle an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS fund shares during 2001-2003. DeIM, DeAM, Inc. and SDI expect the settlement with the SEC to be reflected in an order of the SEC which will state, among other things, that DeIM and DeAM, Inc. failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute DWS fund shares. The brokerage practices which were the subject of the offer of settlement were discontinued in October 2003.

Under the terms of the offer of settlement, in which DeIM, DeAM, Inc. and SDI neither admitted nor denied any of the findings to be contained in the SEC's order, DeIM, DeAM, Inc. and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlement to be distributed to the funds is approximately $17.8 million and is payable to the funds as prescribed by the settlement order based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Fund is not entitled to a portion of the settlement.

As part of the offer of settlement, DeIM, DeAM, Inc. and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

In addition, SDI has offered to settle with the NASD regarding its practices during 2001-2003 with respect to directing brokerage commissions for portfolio transactions by certain DWS funds to broker-dealers that sold shares in the DWS funds and provided enhanced marketing and distribution for shares in the DWS funds. In the offer, SDI consents to the imposition of a censure by the NASD. SDI expects this settlement to be announced simultaneously with the SEC's announcement of the above-referenced settlement of an administrative proceeding regarding disclosure of brokerage allocation practices.

SDI has also offered to settle with the NASD regarding SDI's provision of non-cash compensation to associated persons of NASD member firms and related policies. In the offer, SDI consents to the imposition of a censure by the NASD and a fine of $425,000. The NASD has not yet accepted SDI's offer.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Value Equity Trust and the Shareholders of DWS Equity Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Equity Income Fund (formerly Scudder Tax Advantaged Dividend Fund) (the "Fund") at July 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

Boston, Massachusetts September 26, 2006	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

The Fund paid distributions of $0.374 per share from net long-term capital gains during its year ended July 31, 2006, of which 100% represents 15% rate gains.

Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $6,455,000 as capital gain dividends for its year ended July 31, 2006, of which 100% represents 15% rate gains.

For corporate shareholders, 100% of the income dividends paid during the Fund's fiscal year ended July 31, 2006, qualified for the dividends-received deduction.

For federal income tax purposes, the Fund designates $4,390,000, or the maximum amount allowable under tax law, as qualified dividend income.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call 1-800-621-1048.

Other Information

Additional information announced by Deutsche Asset Management regarding the terms of the expected settlements referred to in the Market Timing Related Regulatory and Litigation Matters and Other Regulatory Matters in the Notes to Financial Statements will be made available at www.dws-scudder.com/regulatory_settlements, which will also disclose the terms of any final settlement agreements once they are announced.

Shareholder Meeting Results

A Special Meeting of Shareholders (the "Meeting") of DWS Equity Income Fund (the "Fund") was held on May 5, 2006, at the offices of Deutsche Asset Management, 345 Park Avenue, New York, New York 10154. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below).

I. Election of Trustees. ("Number of Votes" represents all funds that are series of DWS Value Equity Trust.)

	Number of Votes:
	For	Withheld
Henry P. Becton, Jr.	14,560,920.393	285,708.399
Dawn-Marie Driscoll	14,571,023.151	275,605.641
Keith R. Fox	14,569,516.412	277,112.380
Kenneth C. Froewiss	14,572,174.450	274,454.342
Martin J. Gruber	14,561,664.818	284,963.974
Richard J. Herring	14,571,173.822	275,454.970
Graham E. Jones	14,570,670.078	275,958.714
Rebecca W. Rimel	14,566,108.603	280,520.189
Philip Saunders, Jr.	14,565,752.459	280,876.333
William N. Searcy, Jr.	14,573,871.772	272,757.020
Jean Gleason Stromberg	14,564,932.748	281,696.044
Carl W. Vogt	14,567,061.200	279,567.592
Axel Schwarzer	14,536,569.363	310,059.429

The Meeting was reconvened on June 1, 2006, at which time the following matters were voted upon by the shareholders (the resulting votes are presented below):

II-A. Approval of an Amended and Restated Investment Management Agreement.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,565,317.664	106,149.296	252,297.159	1,652,422.000

II-B. Approval of a Subadvisor Approval Policy.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,533,390.167	132,120.943	258,253.009	1,652,422.000

III. Approval of a Revised Fundamental Investment Restriction Regarding Commodities.

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
5,541,672.075	138,469.356	243,622.688	1,652,422.000

The Meeting was reconvened on June 9, 2006, at which time the following matter was voted upon by the shareholders (the resulting votes are presented below):

IV-A. Approval of an Amended and Restated Declaration of Trust. ("Number of Votes" represents all funds that are series of DWS Value Equity Trust.)

Number of Votes:
For	Against	Abstain	Broker Non-Votes*
10,194,296.170	341,801.393	442,252.388	2,541,924.000

The following matter was not ratified by shareholders and no further adjournments will take place:

IV-B. Approval of Further Amendments to an Amended and Restated Declaration of Trust.

* Broker non-votes are proxies received by the Fund from brokers or nominees when the broker or nominee neither has received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of July 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Trust. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Henry P. Becton, Jr. (1943) Board Member since 1990	President, WGBH Educational Foundation. Directorships: Becton Dickinson and Company (medical technology company); Belo Corporation (media company); Concord Academy; Boston Museum of Science; Public Radio International; DWS Global High Income Fund, Inc. (since October 2005); DWS Global Commodities Stock Fund, Inc. (since October 2005). Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	86
Dawn-Marie Driscoll (1946) Chairman since 2004 Board Member since 1987

President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Investment Company Institute. Former Memberships: Executive Committee of the Independent Directors Council of the Investment Company Institute

		88
Keith R. Fox (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Cloverleaf Transportation Inc. (trucking); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005), and DWS RREEF Real Estate Fund II, Inc. (since April 2005)	88
Kenneth C. Froewiss (1945) Board Member since 2005	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Director, DWS Global High Income Fund, Inc. (since 2001) and DWS Global Commodities Stock Fund, Inc. (since 2004); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	86
Martin J. Gruber (1937) Board Member since 2006

Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)

		88
Richard J. Herring (1946) Board Member since 2006

Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Director, Lauder Institute of International Management Studies (since July 2000); Co-Director, Wharton Financial Institutions Center (since July 2000); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000)

		88
Graham E. Jones (1933) Board Member since 2006	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	88
Rebecca W. Rimel (1951) Board Member since 2006

President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)

		88
Philip Saunders, Jr. (1935) Board Member since 2006

Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)

		88
William N. Searcy, Jr. (1946) Board Member since 2006	Private investor since October 2003; Trustee of seven open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998); Director, DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-October 2003)	88
Jean Gleason Stromberg (1943) Board Member since 1999

Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc.; DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005), DWS RREEF Real Estate Fund, Inc. (since April 2005) and DWS RREEF Real Estate Fund II, Inc. (since April 2005). Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)

		88
Carl W. Vogt (1936) Board Member since 2002

Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); President, certain funds in the Deutsche Asset Management Family of Funds (formerly, Flag Investors Family of Funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment); ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); DWS Global High Income Fund, Inc. (since October 2005), DWS Global Commodities Stock Fund, Inc. (since October 2005); formerly, Chairman and Member, National Transportation Safety Board

		86
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006

Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; DWS Global High Income Fund, Inc. (since August 2006); DWS Global Commodities Stock Fund, Inc. (since August 2006); formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)

86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present

Managing Director[4], Deutsche Asset Management (2006-present); President, The Central Europe and Russia Fund, Inc. (since June 2006), The European Equity Fund, Inc. (since June 2006), The New Germany Fund, Inc. (since June 2006), DWS Global High Income Fund, Inc. (since June 2006), DWS Global Commodities Stock Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund, Inc. (since June 2006), DWS RREEF Real Estate Fund II, Inc. (since June 2006); formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 1999-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 1997-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

A. Thomas Smith[5] (1956) Chief Legal Officer, 2005-present

Managing Director[4], Deutsche Asset Management (2004-present); formerly, General Counsel, Morgan Stanley and Van Kampen and Investments (1999-2004); Vice President and Associate General Counsel, New York Life Insurance Company (1994-1999); senior attorney, The Dreyfus Corporation (1991-1993); senior attorney, Willkie Farr & Gallagher (1989-1991); staff attorney, US Securities & Exchange Commission and the Illinois Securities Department (1986-1989)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.

3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.

4 Executive title, not a board directorship.

5 Address: 345 Park Avenue, New York, New York 10154.

6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Trustees. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: 1-800-621-1048.

Account Management Resources

For shareholders of Classes A, B, C and Institutional Shares
Automated Information Lines

InvestorACCESS (800) 621-1048

Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.

Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219356 Kansas City, MO 64121-9356
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C	Institutional Class
Nasdaq Symbol	SDDAX	SDDBX	SDDCX	SDDGX
CUSIP Number	23338K 803	23338K 886	23338K 878	23338K 704
Fund Number	290	390	690	790
For shareholders of Class S
Automated Information Lines	SAILTM (800) 728-3337
Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Sites	www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.

Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219669 Kansas City, MO 64121-9669
Proxy Voting

A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at 1-800-621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SDDSX
Fund Number	2490

Notes

Notes

ITEM 2.	CODE OF ETHICS.

As of the end of the period July 31, 2006, DWS Equity Income Fund has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

DWS EQUITY INCOME FUND

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended July 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$43,200	$128	$0	$0
2005	$31,000	$225	$6,900	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed and the above "Tax Fees" were billed for professional services rendered for tax compliance and/or tax return preparation.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year Ended July 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$168,700	$73,180	$0
2005	$264,200	$136,355	$0

The “Audit-Related Fees” were billed for services in connection with the assessment of internal controls, agreed-upon procedures and additional related procedures and the above “Tax Fees” were billed in connection with consultation services and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended July 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$73,180	$15,000	$88,180
2005	$6,900	$136,535	$89,635	$233,070

All other engagement fees were billed for services in connection with process improvement/integration initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)

There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Equity Income Fund, a series of DWS Value Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	September 28, 2006

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Equity Income Fund, a series of DWS Value Equity Trust

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	September 28, 2006

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	September 28, 2006